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                                  EXHIBIT 99.1

                   Certification of Periodic Financial Reports

Each of the undersigned officers of Peabody Energy Corporation or its subsidiaries, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 11-K for the fiscal year ended December 31, 2002 (the "Periodic Report") of the Peabody Western-UMWA 401(K) Plan (the "Plan") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: June 20, 2003

                                       /s/ SHARON D. FIEHLER
                                       -----------------------------------------
                                       Sharon D. Fiehler
                                       Executive Vice President - Human
                                       Resources & Administration
                                       (Principal Executive Officer of the Plan)

                                       /s/ L. BRENT STOTTLEMYRE
                                       -----------------------------------------
                                       L. Brent Stottlemyre
                                       Vice President - Finance and Controller
                                       (Principal Financial Officer of the Plan)

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